The UBS Funds

Prospectus Supplement

The UBS Funds

Prospectus Supplement

January 16, 2015

Dear Investor,

The purpose of this supplement is to update the Prospectuses of each series, except for UBS Emerging Markets Debt Fund, (each a "Fund" and collectively, the "Funds") of The UBS Funds (the "Trust") dated October 28, 2014, as supplemented.

At a recent meeting of the Board of Trustees (the "Board") of the Trust, the Board approved the reduction of the holding period for redemption fees for the Funds from 90 days to 30 days, effective on February 17, 2015, for purchases of the Funds on or after that date. In connection with that change, the Prospectuses are revised to include a footnote to the "Redemption fee (as a % of the amount redeemed within 90 days of purchase, if applicable)" line item in each Fund's shareholder fees table. Such footnote reads as follows:

*  Effective February 17, 2015, for purchases of the Funds on or after that date, the redemption fee will be calculated as a percentage of the amount redeemed within 30 days of purchase, if applicable.

Additionally, the first paragraph of the section entitled "Managing your account—redemption fee" is deleted in its entirety and replaced with the following:

As of the date of this prospectus, if you sell or exchange any class of shares of a Fund less than 90 days after you purchased them, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted below. For sales or exchanges of any class of shares of a Fund taking place on or after February 17, 2015, there will be a reduction in the redemption holding period from 90 days to 30 days. Shares that you currently hold or purchase prior to implementation of this new holding period are subject to preexisting terms for the holding period as outlined in this prospectus. The redemption fee amount will be paid to the applicable Fund, not to the Advisor or UBS Global AM (US). The redemption fee is designed to offset the costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading. Shares held the longest will be redeemed first for purposes of calculating the redemption fee. The redemption fee will not apply to shares of the Funds that:

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

ZS-703